UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 29, 2009

STERLING BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	0-20750	74-2175590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Westheimer

Houston, Texas 77042

(Address of Principal Executive Offices) (Zip Code)

(713) 466-8300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2009, J. Downey Bridgwater, the President and Chief Executive Officer of Sterling Bancshares, Inc. (the “Company”), executed an Irrevocable Waiver in connection with his right to potentially receive certain performance restricted share units (the “PSRUs”) pursuant to his employment agreement. The Irrevocable Waiver provides that Mr. Bridgwater irrevocably waives his right to receive any PSRUs which are scheduled to vest on December 31, 2009. The PSRUs are subject to certain performance metrics as set forth in his employment agreement. As a result of this Irrevocable Waiver, the Mr. Bridgwater has irrevocably waived any right he may have to receive any PSRUs when they are scheduled to vest.

The Company understands that Mr. Bridgwater voluntarily and unilaterally decided to execute this Irrevocable Waiver due to the unprecedented operating environment for the Company and financial institutions across the country, as well as due to the Company’s operating results for the third quarter of 2009. The Company further understands that Mr. Bridgwater, in making this decision, determined that as the Chief Executive Officer of the Company it was not appropriate for him at the end of this year to accept any award of these PSRUs, even though he might otherwise be entitled to accept some or all of this equity award that was previously granted to him by the Company’s Board of Directors.

The Company expects to enter into a new employment agreement with Mr. Bridgwater by the second quarter of 2010.

A copy of the Irrevocable Waiver is attached as Exhibit 10.1 and is incorporated by reference herein.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are based on beliefs and assumptions of management at the time that this release was prepared. The Company does not assume any obligation to update the forward-looking statements. There are several factors, many beyond the Company’s control, that could cause results to differ significantly from expectations including: adverse changes in the loan portfolio and the resulting credit risk-related losses and expenses; potential inadequacy of the allowance for credit losses; the ability to maintain or improve origination volumes; competitive influences on product pricing; the ability to integrate acquisitions and realize expected cost savings and revenue enhancements; effects of changes in interest rates on net interest margin and changes in federal and state regulations and laws. Additional factors can be found in the Company’s 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s web site (www.sec.gov).

Item 9.01 Financial Statements And Exhibits

(c) Exhibits:

Exhibit Number	Description

10.1	Irrevocable Waiver executed by J. Downey Bridgwater, President and Chief Executive Officer of Sterling Bancshares, Inc., dated as of December 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2009	STERLING BANCSHARES, INC.

	By:	/S/ JAMES W. GOOLSBY, JR.
	Name:	James W. Goolsby, Jr.
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Irrevocable Waiver executed by J. Downey Bridgwater, President and Chief Executive Officer of Sterling Bancshares, Inc., dated as of December 29, 2009